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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 22, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                       0-21802                34-1741211
(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)


        3450 W. CENTRAL AVENUE, SUITE 328
                  TOLEDO, OHIO                                    43606
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (419) 535-6374



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ITEM 5.       OTHER EVENTS

              On November 22, 1999, the Registrant received a letter dated November 17, 1999 from Frederick H. Kurtz stating that Mr. Kurtz, a Class III member of the Board of Directors, was resigning his position on the Board. The letter is attached hereto as Exhibit
              99.1 and is incorporated by reference herein.

              Mr. Kurtz's resignation was the result of a potential conflict of interest and not the result of a disagreement with the Registrant on any matter relating to the Registrant's operations, policies or practices.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:      December 2, 1999               By:      /s/ James K. McHugh
       -------------------------                 -----------------------------
                                                   James K. McHugh
                                                   Chief Financial Officer